SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
              the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|   Preliminary Proxy Statement
|_|   Confidential, for Use of the Commission Only
      (as permitted by Rule 14a-6(e)(2)
|X|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                               LSB FINANCIAL CORP.
________________________________________________________________________________
                (Name of Registrant as Specified In Its Charter)

________________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No Fee Required

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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      3.    Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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      4.    Proposed maximum aggregate value transaction:

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      5.    Total fee paid:

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|_|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration number, or the Form or Schedule and the date of its filing.

      1.    Amount previously paid:

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      2.    Form, Schedule or Registration Statement No.:

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      3.    Filing Party:

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      4.    Date Filed:

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

                               LSB FINANCIAL CORP.
                                101 Main Street
                            Lafayette, Indiana 47901
                                 (765) 742-1064

                                                                  March 17, 2000

Dear Fellow Shareholder:

      On behalf of the Board of Directors and management of LSB Financial Corp, we cordially invite you to attend the annual meeting of the LSB Financial Corp. shareholders. The meeting will be held at 9:00 a.m., Lafayette, Indiana time, on Wednesday, April 19, 2000, at the Riehle Plaza located at 200 N. Second Street, Lafayette, Indiana. The annual meeting will include management's report to you on the Company's 1999 financial and operating performance.

      An important aspect of the annual meeting process is the annual shareholder vote on corporate business items. I urge you to exercise your rights as a shareholder to vote and participate in this process.

      Whether or not you plan to attend the annual meeting, please read the enclosed proxy statement and then complete, sign and date the enclosed proxy and return it in the accompanying postpaid return envelope provided as promptly as possible. This will save the Company additional expense in soliciting proxies and will ensure that your shares are represented at the meeting.

      Your Board of Directors and management are committed to the success of LSB Financial Corp. and the enhancement of your investment. As President and Chief Executive Officer, I want to express my appreciation for your confidence and support.

                                          Very truly yours,


                                          /s/ John W. Corey

                                          JOHN W. COREY

                                          President and Chief Executive Officer

                               LSB FINANCIAL CORP.
                                 101 Main Street
                            Lafayette, Indiana 47901
                                 (765) 742-1064

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          To be held on April 19, 2000

      Notice is hereby given that the Annual Meeting of Shareholders of LSB Financial Corp. will be held at the Riehle Plaza located at 200 N. Second Street, Lafayette, Indiana, on Wednesday, April 19, 2000, at 9:00 a.m. local time. At the annual meeting, shareholders will be asked to consider and vote on the following proposals:

      Proposal I.    Election of four directors, each with a term of three
                     years; and

      Proposal II.   Ratification of the appointment of Crowe Chizek and Company
                     LLP, as independent auditors for the Company for the year ending December 31, 2000.

Shareholders also will transact such other matters as may properly come before the annual meeting, or any adjournments or postponements thereof. We are not aware of any other business to come before the meeting.

      The record date for the annual meeting is March 10, 2000. Only shareholders of record at the close of business on that date are entitled to notice of and to vote at the annual meeting or any adjournment or postponement thereof. A complete list of shareholders entitled to vote at the meeting will be available for inspection by shareholders at the offices of the Company during the five days prior to the annual meeting as well as at the meeting. Your Board of Directors recommends that you vote "FOR" the proposals.

      A proxy card and proxy statement for the annual meeting are enclosed. Whether or not you plan to attend the annual meeting, please take the time to vote by signing, dating and mailing the enclosed proxy card which is solicited on behalf of the Board of Directors. The proxy will not be used if you attend and vote at the annual meeting in person. Regardless of the number of shares you own, your vote is very important. Please act today.

      Thank you for your continued interest and support.

                                          BY ORDER OF THE BOARD OF DIRECTORS


                                          /s/ John W. Corey

                                          JOHN W. COREY
                                           President and Chief Executive Officer

Lafayette, Indiana
March 17, 2000

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Important: The prompt return of proxies will save us the expense of further requests for proxies to ensure a quorum at the annual meeting. A pre-addressed envelope is enclosed for your convenience. No postage is required if mailed within the United States.
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

                               LSB Financial Corp.
                                 101 Main Street
                            Lafayette, Indiana 47901
                                 (765) 742-1064

                              --------------------

                                 PROXY STATEMENT

                              --------------------

                         ANNUAL MEETING OF SHAREHOLDERS
                          To be held on April 19, 2000

                              --------------------

                                  INTRODUCTION

      The LSB Financial Corp. Board of Directors is using this proxy statement to solicit proxies from the holders of common stock of LSB Financial Corp. for use at the Company's Annual Meeting of Shareholders. This proxy statement and the enclosed form of proxy are first being mailed to our shareholders on or about March 10, 2000. LSB Financial Corp. is referred to in this proxy statement as "LSB Financial" or the "Company."

      Certain of the information provided herein relates to Lafayette Savings Bank, FSB, a wholly-owned subsidiary of LSB Financial. Lafayette Savings Bank, FSB is referred to in this proxy statement as "Lafayette Savings." On June 4, 1999, the Company paid a three-for-two stock split in the form of a 50 percent stock dividend to its shareholders of record on May 14, 1999. All share and per share data in this proxy statement have been restated to reflect the effect of this split.

                      INFORMATION ABOUT THE ANNUAL MEETING

Time and Place of the Annual Meeting

      Our annual meeting will be held as follows:

      Date:  April 19, 2000
      Time:  9:00 a.m., local time
      Place: Riehle Plaza
             200 N. Second Street
             Lafayette, Indiana

Matters to be Considered at the Annual Meeting

      At the annual meeting, shareholders of LSB Financial are being asked to consider and vote upon the following proposals:

      Proposal I.    Election of four directors, each with a term of three
                     years; and

      Proposal II.   Ratification of the appointment of Crowe, Chizek and
                     Company LLP, as independent auditors for the Company for the year ending December 31, 2000.

The shareholders also will transact any other business that may properly come before the annual meeting. As of the date of this proxy statement, we are not aware of any other business to be presented for consideration at the annual meeting other than the matters described in this proxy statement.

Your Voting Rights

      We have fixed the close of business on March 10, 2000 as the record date for the annual meeting. Only shareholders of record of LSB Financial common stock on that date are entitled to notice of and to vote at the annual meeting. You are entitled to one vote for each share of LSB Financial common stock you own. On March 10, 2000, 1,381,458 shares of LSB Financial common stock were outstanding and entitled to vote at the annual meeting.

      We maintain an Employee Stock Ownership Plan ("ESOP") which owns approximately 9.29 percent of LSB Financial common stock. Employees of LSB Financial and Lafayette Savings participate in the ESOP. Each ESOP participant instructs the trustee of the plan how to vote the shares of LSB Financial common stock allocated to his or her account under the ESOP. If an ESOP participant properly executes the voting instruction card distributed by the ESOP trustee, the ESOP trustee will vote such participant's shares in accordance with the shareholder's instructions. Where properly executed voting instruction cards are returned to the ESOP trustee with no specific instruction as how to vote at the annual meeting, the trustee will vote the shares "FOR" the election of each of management's director nominees and "FOR" the ratification of the appointment of Crowe, Chizek and Company LLP as independent auditors for LSB Financial for the year ending December 31, 2000. In the event the ESOP participant fails to give timely voting instructions to the trustee with respect to the voting of the common stock that is allocated to his or her ESOP account, the ESOP trustee shall vote such shares "FOR" each of management's director nominees and "FOR" the ratification of the appointment of Crowe, Chizek and Company LLP . The ESOP trustee will vote the shares of LSB Financial common stock held in the ESOP but not allocated to any participant's account in the same proportion as directed by the ESOP participants who directed the trustee as to the manner of voting their allocated shares in the ESOP with respect to each such proposal.

      If you are the beneficial owner of shares held in "street name" by a broker, your broker, as the record holder of the shares, is required to vote the shares in accordance with your instructions. If you do not give instructions to your broker, your broker will nevertheless be entitled to vote the shares with respect to "discretionary" items, but will not be permitted to vote your shares with respect to "non-discretionary" items. In the case of non-discretionary items, the shares will be treated as "broker non-votes." Under The Nasdaq Stock Market rules, both the election of directors and the ratification of auditors are considered "discretionary" items and, therefore, your broker may vote your shares without instructions from you.

      Broker non-votes will be included for purposes of calculating the presence of a quorum, which is necessary in order for us to conduct the meeting, but are not otherwise counted as shares entitled to vote on a proposal.

Vote Required to Approve the Proposals

      Directors are elected by a plurality of the votes cast, in person or by proxy, at the annual meeting by holders of LSB Financial common stock. This means that the four director nominees with the most affirmative votes will be elected to fill the available seats. Shares that are represented by proxy which are marked "vote withheld" for the election of one or more director nominees and broker non-votes will have no effect on the vote on the election of directors.

      If a director nominee is unable to stand for election, the Board of Directors may either reduce the number of directors to be elected or select a substitute nominee. If a substitute nominee is selected, the proxy holders will vote your shares for the substitute nominee, unless you have withheld authority.

      Ratification of the appointment of Crowe, Chizek and Company LLP as our independent auditors for the fiscal year ending December 31, 2000 requires the affirmative vote of the majority of shares cast, in person or by proxy, at the annual meeting by holders of LSB Financial common stock. Shareholder abstentions on the proposal to ratify the appointment of Crowe, Chizek and Company LLP as our independent auditors will have the same effect as a vote against the proposal, while broker non-votes will have no effect on the outcome of the vote.

      The LSB Financial Board of Directors unanimously recommends that you vote "FOR" election of each of management's director nominees and "FOR" the proposal to ratify Crowe, Chizek and Company LLP as our independent auditors for the fiscal year ending December 31, 2000.

How to Vote at the Annual Meeting

      You may vote in person at the annual meeting or by proxy. To ensure your representation at the annual meeting, we recommend you vote by proxy even if you plan to attend the annual meeting. You can always change your vote at the meeting. See "How to Revoke Your Proxy" below.

      Voting instructions are included on your proxy card. If you properly give your proxy and submit it to us in time to vote, the persons named as your proxy will vote your shares as you have directed. If you submit your proxy but do not make a specific choice as to how to vote, your proxy will follow the LSB Financial Board's recommendation and vote your shares "FOR" the election of each of management's director nominees and "FOR" the proposal to ratify Crowe, Chizek and Company LLP as our independent auditors for the fiscal year ending December 31, 2000.

      The persons named in the proxy will have the discretion to vote on any other business properly presented for consideration at the annual meeting in accordance with their best judgment. We are not aware of any other matters to be presented at the shareholders' annual meeting other than those described in the Notice of Annual Meeting of Shareholders accompanying this document.

      You may receive more than one proxy card depending on how your shares are held. For example, you may hold some of your shares individually, some jointly with your spouse and some in trust for your children -- in which case you will receive three separate proxy cards to vote.

How to Revoke Your Proxy

      You may revoke your proxy before it is voted by:

      o     submitting a new proxy with a later date,

      o notifying the Corporate Secretary of LSB Financial in writing before the annual meeting that you have revoked your proxy, or

      o     voting in person at the annual meeting.

      If you plan to attend the annual meeting and wish to vote in person, we will give you a ballot at the annual meeting. However, if your shares are held in the name of your broker, bank or other nominee, you must bring a letter from the nominee indicating that you were the beneficial owner of LSB Financial common stock on March 10, 2000, the record date for voting at the annual meeting.

Proxy Solicitation Costs

      We will pay our own costs of soliciting proxies. In addition to this mailing, our directors, officers and employees may also solicit proxies personally, electronically or by telephone. We will also reimburse brokers and other nominees for their expenses in sending these materials to you and obtaining your voting instructions.

               SHARE OWNERSHIP OF LSB FINANCIAL CORP. COMMON STOCK

Stock Ownership of Significant Shareholders, Directors and Executive Officers

      The following table presents information regarding the beneficial ownership of LSB Financial common stock as of March 10, 2000, by:

      o those persons or entities (or group of affiliated persons or entities) known by management to beneficially own more than five percent of the outstanding common stock of LSB Financial;

      o     each director and director nominee of LSB Financial;

      o each executive officer of LSB Financial named in the Summary Compensation Table appearing under "Executive Compensation" below; and

      o all of the executive officers and directors of LSB Financial as a group.

      The persons named in this table have sole voting power for all shares of common stock shown as beneficially owned by them, subject to community property laws where applicable and except as indicated in the footnotes to this table. The address of each of the beneficial owners, except where otherwise indicated, is the same address as LSB Financial. An asterisk (*) in the table indicates that an individual beneficially owns less than one percent of the outstanding common stock of LSB Financial.

      Beneficial ownership is determined in accordance with the rules of the SEC. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to outstanding options held by that person that are currently exercisable or exercisable within 60 days after March 10, 2000 are deemed outstanding. These shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

                                                                      Shares         Percent
                                                                   Beneficially        of
                 Beneficial Owners                                   Owned(1)         Class
-----------------------------------------------------------        ------------     ---------
LSB Financial Corp. Employee Stock Ownership Plan(2)                  128,351          9.29%

James A. Andrew, Director                                              39,004(3)       2.81%

John W. Corey, Director, President and CEO                             50,305          3.59%

Mary Jo David, Director, Vice President, CFO and Secretary             20,676          1.49%

Harry A. Dunwoody, Director and Senior Vice President                  23,732          1.71%

Philip W. Kemmer, Director                                              8,004            *

Thomas R. McCully, Director                                            16,412(4)       1.19%

Peter Neisel, Director                                                 24,194          1.74%

Mariellen M. Neudeck, Chairman of the Board                            28,326(5)       2.04%

Jeffrey A. Poxon, Director                                             19,980(6)       1.44%

John C. Shen, Director                                                 71,326          5.14%

Charles W. Shook, Director                                                900            *

Directors and executive officers of the Corporation
as a group (12 persons)(7)                                            326,123         22.42%

------------------------------------------------

(1) Includes shares of common stock as to which the named individual has the right to acquire beneficial ownership, currently or within 60 days of the March 10, 2000 voting record date, pursuant to the exercise of stock options, as follows:

      Mr. Andrew - 5,107 shares       Mr. Corey - 20,431 shares      Ms. David - 8,512 shares
      Mr. Dunwoody - 8,512 shares     Mr. Kemmer  - 5,107 share      Mr. McCully - 750 shares
      Mr. Neisel - 5,107 shares       Ms. Neudeck - 5,107 share      Mr. Poxon - 5,107 shares
      Mr. Shen - 5,107 shares         Mr. Shook  - 750 shares

(2) Represents shares held by the ESOP, 46,871 shares of which have been allocated to accounts of participants. Pursuant to the terms of the ESOP, each ESOP participant has the right to direct the voting of shares of common stock allocated to his or her account. First Bankers Trust Company, N.A., Quincy, Illinois, as the trustee of the ESOP, may be deemed to beneficially own the shares held by the ESOP which have not been allocated to the accounts of participants.

(3) Includes 7,569 shares as to which Mr. Andrew may be deemed to have shared beneficial ownership.

(4) Includes 12,402 shares as to which Mr. McCully may be deemed to have shared beneficial ownership.

(5) Includes 6,334 shares as to which Ms. Neudeck may be deemed to have shared beneficial ownership.

(6) Includes 3,204 shares as to which Mr. Poxon may be deemed to have shared beneficial ownership.

(7) Includes shares held directly, as well as shares held jointly with family members, shares held in retirement accounts, held in a fiduciary capacity, held by certain of the group members' families, or held by trusts of which the group member is a trustee or substantial beneficiary, with respect to which shares the group member may be deemed to have sole or shared voting and/or investment powers. This amount also includes 73,001 shares of common stock issuable upon exercise of the directors' and executive officers' stock options.

Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than 10% of LSB Financial's common stock (or any other equity securities, of which there are none), to report their initial ownership of the Company's common stock and any subsequent changes in that ownership to the SEC. Specific due dates for these reports have been established by the SEC and the Company is required to disclose in this proxy statement any late filings or failures to file.

      To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required during the fiscal year ended December 31, 1999, all Section 16(a) filing requirements applicable to its executive officers, directors and greater than 10% beneficial owners were complied with except that Messrs. Kemmer and Shen, directors of the Company, each filed one report relating to one transaction late.

                       PROPOSAL I - ELECTION OF DIRECTORS

      Our Board of Directors consists of eleven members. Approximately one-third of the directors are elected annually to serve for a three-year period or until their respective successors are elected and qualified. All of our nominees currently serve as LSB Financial directors.

      The table below sets forth information regarding our Board of Directors, including their age, position with LSB Financial and term of office. If any director nominee is unable to serve before the election, your proxy authorizes us to vote for a replacement nominee if our Board of Directors names one. At this time, we are not aware of any reason why a nominee might be unable to serve if elected. Our bylaws, however, require a director upon reaching 70 years of age to retire from the Board of Directors as of the annual meeting next following attainment of age 70. Mr. Shen, a current nominee, will be 70 years of age on October 20, 2000 and, therefore, will be required to retire from the Board of Directors effective as of the date of our 2001 annual meeting. Upon his retirement, the Board of Directors will either reduce the size of the Board to eliminate the vacancy created by his retirement or select a new director to fill the vacancy for his remaining term. At this time the Board of Directors has not identified or considered any person to fill Mr. Shen's board seat. Except as disclosed in this proxy statement, there are no arrangements or understandings between any nominee and any other person pursuant to which such nominee was selected. The Board of Directors recommends you vote "FOR" each of the director nominees.

                                                                                           Term of
                                                                               Director    Office
     Name               Age                  Position(s) Held                  Since(1)    Expires
--------------------   ----  ------------------------------------------------  --------    -------
                                             Nominee

James A. Andrew         51   Director                                            1978       2003
John W. Corey           65   President, Chief Executive Officer and Director     1991       2003
Philip W. Kemmer        56   Director                                            1985       2003
John C. Shen            69   Director                                            1986       2003
                                     Directors Remaining in Office
Thomas R. McCully       59   Director                                            1999       2002
Peter Neisel            61   Director                                            1990       2002
Jeffrey A. Poxon        53   Director                                            1992       2002
Mary Jo David           50   Vice President, Chief Financial Officer,            1999       2002
                             Secretary and Director
Harry A. Dunwoody       53   Senior Vice President  and Director                 1993       2001
Mariellen M. Neudeck    58   Chairman of the Board                               1986       2001
Charles W. Shook        44   Director                                            1999       2001

------------------------------

(1)   Includes service as a director of Lafayette Savings.

      The principal occupation of each director of LSB Financial and each of the nominees for director is set forth below. All directors and nominees have held their present position for at least five years unless otherwise indicated.

      James A. Andrew. Mr. Andrew is President and owner of Henry Poor Lumber Co. and Homeworks, retailers of building materials. He is also involved in residential and commercial land development.

      John W. Corey. Mr. Corey is President, Chief Executive Officer and Director of LSB Financial and its wholly-owned subsidiary, Lafayette Savings. He has held his position with the Company since its formation in 1994 and with Lafayette Savings since 1991.

      Philip W. Kemmer. Mr. Kemmer, retired as of December 31, 1999, became the business administrator of the First Assembly of God Church in July, 1995. From 1991 to 1995, he was a broker with The Prudential Key Realty, real estate brokerage firm.

      John C. Shen. Mr. Shen is the developer and sole owner of Crestview Apartments and Crestview North Apartments, six different complexes of apartment buildings. He is also a director of Turner Construction Co., an industrial and institutional construction company.

      Thomas R. McCully. Mr. McCully is a partner in the law firm of Stuart & Branigin and has worked there since 1966.

      Peter Neisel. Mr. Neisel is President and Chief Executive Officer of Schwab Corp., a manufacturer and seller of office equipment.

      Jeffrey A. Poxon. Mr. Poxon is the Senior Vice President, Investments and Chief Investment Officer of The Lafayette Life Insurance Company.

      Mary Jo David. Ms. David is Vice-President, Chief Financial Officer and Secretary of LSB Financial and Lafayette Savings. She has held these positions with the Company since its formation in 1994 and with Lafayette Savings since 1992.

      Harry A. Dunwoody. Mr. Dunwoody has served as Senior Vice President of Lafayette Savings since 1989 and was elected as a Director of the bank in 1993. He has held the same positions with the Company since its formation in 1994. He is responsible for the residential and consumer lending functions of the bank.

      Mariellen M. Neudeck. Ms. Neudeck is a Vice President of Greater Lafayette Health Services, Inc. and is responsible for the administration of nine departments and seven functional areas of the hospital. She was elected as Chairman of the Board of Lafayette Savings in 1993 and of LSB Financial in 1994.

      Charles W. Shook. Mr. Shook is Vice President and co-manager of Coldwell Banker/The Shook Agency, a real estate brokerage business. He has held these positions since 1989.

                             MEETINGS AND COMMITTEES

Meetings

      Meetings of the Board of Directors of LSB Financial are generally held on a monthly basis. Meetings of the Board of Directors of Lafayette Savings, the Company's wholly-owned operating subsidiary, are also generally held on a monthly basis. Membership on the Boards of Directors of LSB Financial and Lafayette Savings are identical. During 1999, the LSB Financial Board of Directors and the Lafayette Savings Board of Directors each conducted 12 regular board meetings and no special board meetings. Each director attended at least 75% of each of the LSB Financial Board and Lafayette Savings Board meetings and any committees on which he or she served during fiscal 1999.

Committees

      The Board of Directors of LSB Financial currently does not have any standing committees as the business of LSB Financial currently consists solely of that of its operating subsidiary, Lafayette Savings. Accordingly, all board committees are at the operating subsidiary level and serve the same function as if they were at the Company level. Lafayette Savings, whose board of directors is identical to that of LSB Financial's, has a standing audit committee and compensation committee. Lafayette Savings also has other Board committees which meet from time to time as needed to review various other functions of the bank. The entire Board of Directors of LSB Financial serves as the Company's nominating committee. The Board of Directors of LSB Financial expects to establish an audit committee at the Company level during fiscal 2000, consisting of the same members who serve on the audit committee for Lafayette Savings, in response to new regulations issued by the SEC.

      Audit Committee                     Compensation Committee
      ---------------                     ----------------------

      Peter Neisel                        James A. Andrew
      Mariellen M. Neudeck                Peter Neisel
      Charles W. Shook                    Mariellen M. Neudeck
                                          Jeffrey A. Poxon

      The audit committee met five times during fiscal 1999. The functions of the audit committee are as follows:

      o review significant financial information for the purpose of giving added assurance that the information is accurate and timely and that it includes all appropriate financial statement disclosures;

      o ascertain the existence of effective accounting and internal control systems;

      o     oversee the entire audit function both internal and independent;

      o provide an effective communication link between the auditors (internal and independent) and the Board of Directors;

      The compensation committee met once during fiscal 1999. The functions of the compensation committee are as follows:

      o make salary and bonus recommendations, administer our stock option and incentive plan and restricted stock plan, and determine terms and conditions of employment of our officers;

      o oversee the administration of our employee benefit plans covering employees generally; and

      o make recommendations to the Board of Directors with respect to our compensation policies.

      The entire Board of Directors of LSB Financial selects nominees for election as directors. Nominations of persons for election to the Board of Directors may be made only by or at the direction of the Board of Directors or by any shareholder entitled to vote for the election of directors who complies with the notice procedures set forth in the bylaws of LSB Financial. Pursuant to the Company's bylaws, nominations by shareholders must be delivered in writing to the Secretary of LSB Financial at least 30 days prior to the date of the annual meeting; provided, however, that in the event less than 40 days' notice of the date of the annual meeting is given or made to shareholders, such nominations by shareholders must be delivered to LSB Financial no later than the close of business on the 10th day following the earlier of the day on which notice of the date of the annual meeting was mailed or public announcement of the date of the annual meeting was first made.

                            COMPENSATION OF DIRECTORS

      The members of the Boards of Directors of LSB Financial and Lafayette Savings are identical. Directors of LSB Financial are not compensated for service on the Company's Board of Directors. Directors of Lafayette Savings, however, are compensated for service on the Lafayette Savings Board of Directors. During fiscal 2000, each non-employee director of Lafayette Savings is being paid an annual retainer of $10,500, except for the Chairman of the Board, who will receive an annual retainer of $12,500. Each non- employee director also receives $50 for each loan committee meeting attended. Directors who are also employees of Lafayette Savings do not receive any fees for their service on the Board or any Board committees.

      In April 1999, we granted to each of Directors McCully and Shook an option to purchase 3,750 shares of LSB Financial common stock in connection with their appointment to the Board of Directors. The options were granted at an exercise price of $18.083 per share. Each option vests in equal annual installments over a five year period from the date of such grant.

      Thomas R. McCully, a director of LSB Financial and Lafayette Savings, is a partner in the law firm of Stuart & Branigin, which firm acts as counsel to Lafayette Savings from time to time. The legal fees received by the law firm from professional services rendered to Lafayette Savings during the year ended December 31, 1999 did not exceed five percent of the firm's gross revenues.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

      The following table sets forth summary information concerning compensation awarded to, earned by or paid to Mr. Corey, LSB Financial's President and Chief Executive Officer for services rendered in all capacities with the Company and Lafayette Savings. No other executive officer received aggregate compensation, which includes salary and bonus, exceeding $100,000, for services rendered in 1999. Mr. Corey received perquisites and other personal benefits in addition to his salary and bonus during the periods stated. The aggregate amount of these perquisites and other personal benefits, however, did not exceed the lesser of $50,000 or 10% of his total annual salary and bonus and, therefore, has been omitted as permitted by the rules of the SEC.

                                                                     Long Term
                                                                    Compensation
                                   Annual Compensation                  Awards
                                   -------------------         -----------------------
                                                               Restricted     Options/       All Other
                                                                  Stock         SARs       Compensation
Name and Principal Position    Year    Salary ($)   Bonus ($)   Awards ($)      (#)             ($)
---------------------------    ----    ----------   ---------   ----------    --------     ------------
John W. Corey                  1999     $138,750      $   --       --            --          $43,997(1)
President and CEO              1998      132,150          --       --            --           38,892
                               1997      123,150          --       --            --           41,013

------------------------

(1) Includes Lafayette Savings's annual contribution to the following plans on behalf of Mr. Corey: Employee Stock Ownership Plan - $9,318; and Supplemental Retirement Benefit Plan - $34,679. Lafayette Savings' Employee Stock Ownership Plan contribution on behalf of Mr. Corey had a market value of $107,894 as of December 31, 1999.

Aggregate Option Exercises in Last Fiscal Year and FY-End Option Values

      The following table summarizes certain information relating to stock options held by Mr. Corey during the fiscal year ended December 31, 1999 and the value of such options at December 31, 1999. Value realized upon exercise is the difference between the fair market value of the underlying stock on the exercise date and the exercise or base price of the option. The value of an unexercised, in-the-money option at fiscal year-end is the difference between its exercise or base price and the fair market value of the underlying stock on December 31, 1999, which was $13.375 per share, based on the closing price of LSB Financial common stock as reported on the Nasdaq Stock Market. These values, unlike the amounts set forth in the column "Value Realized," have not been, and may never be, realized. These options have not been, and may not ever be, exercised. Actual gains, if any, on exercise will depend on the value of LSB Financial common stock on the date of exercise. There can be no assurance that these values will be realized. Unexercisable options are those which have not yet vested.

                                                                                Value of Unexercised
                                                    Number of Unexercised       In-the-Money Options
                                                   Options at FY-End (#)           at FY-End ($)
                                               -----------------------------------------------------------
                   Shares
                 Acquired on
                   Exercise        Value       Exercisable   Unexercisable    Exercisable    Unexercisable
    Name             (#)        Realized ($)       (#)            (#)            ($)              ($)
--------------   ------------   ------------   -----------   -------------    -----------    -------------
John W. Corey        --             --            20,431         5,108        $83,318           $20,830

Special Termination Agreement

      Lafayette Savings entered into a special termination agreement with John
W. Corey in February 1995, upon completion of Lafayette Savings' mutual to stock conversion. The agreement provides for an initial term of three years and extensions of one year, in addition to the then-remaining term under the agreement, on each anniversary of the effective date of the agreement. Extensions of the agreement are subject to an annual evaluation of Mr. Corey's performance by the Board of Directors. As of December 31, 1999, Mr. Corey had approximately three years remaining on his agreement.

      Under the agreement, Mr. Corey will receive the termination benefits described below if, following a "change in control" of LSB Financial or Lafayette Savings, as that term is defined in the agreement, (i) his employment is involuntarily terminated, other than for cause or as a result of his death or disability, or (ii) he voluntarily terminates his employment following any material demotion, loss of title or office, significant reduction in authority, significant reduction in annual compensation or benefits, or relocation of his principal place of employment by more than 30 miles from its location immediately prior to the change in control. Mr. Corey is not entitled to any termination benefits under his agreement if following a change in control he is terminated for cause or his employment ceases as a result of his death or disability.

      The termination benefits payable to Mr. Corey under his agreement are as follows: (i) a lump sum cash payment equal to 299% of his "base amount" of compensation as determined in accordance with Section 280G of the Internal Revenue Code of 1986 and (ii) for a period of 36 months after his termination following a change in control, continued life, medical, dental and disability coverage substantially identical to the coverage he was receiving at the time of his termination. Any payments or benefits received by Mr. Corey under his agreement or otherwise in connection with a change in control of LSB Financial or Lafayette Savings will be reduced to the extent necessary to permit such payments to be fully deductible pursuant to Section 280G of the Internal Revenue Code by the Company for federal income tax purposes. Based on his current salary, if Mr. Corey was terminated as of January 1, 2000 under circumstances entitling him to the termination benefits described above, he would have been entitled to receive a lump sum cash payment of approximately $498,000.

            PROPOSAL II - RATIFICATION OF THE APPOINTMENT OF AUDITORS

      The LSB Financial Board of Directors has renewed its arrangement for Crowe, Chizek and Company LLP to be its independent auditors for the year ending December 31, 2000, subject to the ratification of the appointment by shareholders. A representative of Crowe, Chizek and Company LLP is expected to attend the meeting to respond to appropriate questions and will have an opportunity to make a statement if he or she so desires.

      The Board of Directors recommends that shareholders vote "FOR" the ratification of the appointment of Crowe, Chizek & Company LLP as LSB Financial's independent auditors for the year ending December 31, 2000.

                              CERTAIN TRANSACTIONS

      Lafayette Savings has followed a policy of granting loans to officers and directors. Loans to directors and executive officers are made in the ordinary course of business and on the same terms and conditions as those of comparable transactions with the general public prevailing at the time, in accordance with our underwriting guidelines, and do not involve more than the normal risk of collectibility or present other unfavorable features.

      All loans made by Lafayette Savings to its directors and executive officers are subject to the Office of Thrift Supervision regulations restricting loan and other transactions with affiliated persons of Lafayette Savings. All loans to directors and executive officers were performing in accordance with their terms at December 31, 1999.

                              SHAREHOLDER PROPOSALS

      In order to be eligible for inclusion in LSB Financial's proxy materials for next year's annual meeting of shareholders, any shareholder proposal must be received at LSB Financial's executive office located at 101 Main Street, Lafayette, Indiana 47901 on or before November 17, 2000. To be considered for presentation at next years annual meeting, although not included in the proxy statement, any shareholder proposal must be received at our executive office on or before February 16, 2001; provided, however, that in the event that the date of next year's annual meeting is held before March 30, 2001 or after June 18, 2001, the shareholder proposal must be received on or before the close of business on the later of the 60th day prior to such annual meeting or the tenth day following the day on which notice of the date of the annual meeting was mailed or public announcement of the date of such meeting was made, whichever occurs first.

      All shareholder proposals for inclusion in LSB Financial's proxy materials shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934 and, as with any shareholder proposal regardless of whether it is included in LSB Financial's proxy materials, the Company's Articles of Incorporation and Bylaws, and Indiana law.

                                  OTHER MATTERS

      The Board of Directors is not aware of any business to come before the annual meeting other than the matters described above in this proxy statement. However, if any other matters should properly come before the meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

REVOCABLE PROXY

                              LSB FINANCIAL CORP.

                 Annual Meeting of Shareholders o April 19, 2000
         This proxy is solicited on behalf of the Board of Directors of
                              LSB Financial Corp.

The undersigned hereby appoints the members of the Board of Directors of LSB Financial Corp., and its survivors, with full power of substitution, and authorizes them to represent and vote, as designated below and in accordance with their judgment upon any other matters properly presented at the annual meeting, all shares of LSB Financial Corp. common stock held of record by the undesigned at the close of business on March 10, 2000, at the annual meeting of shareholders to be held on Wednesday, April 19, 2000, at 9:00 a.m. local time, and at any and all adjournments or postponements thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, this proxy will be voted FOR each of the proposals set forth herein. Should a director nominee be unable to serve as a director, an event that we do not currently anticipate, the persons named in this proxy reserve the right, their discretion, to vote for a substitute nominee designated by the Board of Directors.

    PLEASE PROMPTLY COMPLETE, DATE, SIGN AND MAIL THIS PROXY IN THE ENCLOSED
                             POSTAGE-PAID ENVELOPE

                                                                     -----------
                     (Continued on other side)                       SEE REVERSE
                                                                         SIDE
                                                                     -----------

A |X| Please mark your votes as in this example using dark ink only.

                   FOR all nominees        WITHHOLD
                    listed (except        AUTHORITY
                   as marked to the    to vote for all
                   contrary below).    nominees listed.
Proposal 1: The          |_|                  |_|
election of                                           Nominees: James A. Andrew
directors of LSB                                                John W. Corey
Financial Corp.,                                                Philip W. Kemmer
each with a term                                                and John C. Shen
of three years.

      To withhold authority to vote for any nominee(s), write such nominee(s)' name(s) below:


--------------------------------------------------------------------------------

      The Board of Directors recommends a vote "FOR" the listed proposals.

                                              FOR        AGAINST       ABSTAIN

Proposal 2: Ratification of Crowe, Chizek     |_|          |_|           |_|
and Company LLP as independent auditors
for the Company for the year ending
December 31, 2000.

This proxy may be revoked at any time before it is voted by delivering to the Secretary of LSB Financial Corp. on or before the taking of the vote at the annual meeting, a written notice of revocation bearing a later date than this proxy or a later dated proxy relating to the same shares of LSB Financial Corp. common stock, or by attending the annual meeting and voting in person. Attendance at the annual meeting will not in itself constitute the revocation of a proxy. If this proxy is properly revoked as described above, then the power of such attorneys and proxies shall be deemed terminated and of no further force and effect.

The undersigned acknowledges receipt from LSB Financial Corp. prior to the execution of this proxy, of the Notice of Annual Meeting scheduled to be held on April 19, 2000, an Annual Report to Shareholders for the year ended December 31, 1999, and a proxy statement relating to the business to be addressed at the meeting.

____________________________________Date: _____________, 2000
         SIGNATURE OF STOCKHOLDER


____________________________________Date: _____________, 2000
         SIGNATURE OF STOCKHOLDER

Please sign exactly as your name appears above on this card. When signing as attorney, executors, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.